[USAA logo appears here. (R)]





               USAA INCOME
                     STRATEGY Fund




                        [Image appears here.]





               Annual Report

        --------------------------------------------
               May 31, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            18

      FINANCIAL INFORMATION

         Distributions to Shareholders                                19

         Independent Auditors' Report                                 20

         Portfolio of Investments                                     21

         Notes to Portfolio of Investments                            27

         Statement of Assets and Liabilities                          28

         Statement of Operations                                      29

         Statements of Changes in Net Assets                          30

         Notes to Financial Statements                                31

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


--------------------------------------------------------------------------------
      EQUITY                      MONEY MARKET                  INDEX
--------------------------------------------------------------------------------
 Aggressive Growth*               Money Market           Extended Market Index

   Capital Growth             Tax Exempt Money Market      Global Titans Index

  Emerging Markets          Treasury Money Market Trust     Nasdaq-100 Index

 First Start Growth            State Money Market            S&P 500 Index

       Gold
                            ----------------------------------------------------
      Growth                      TAXABLE BOND             ASSET ALLOCATION
                            ----------------------------------------------------
  Growth & Income                  GNMA Trust             Balanced Strategy

    Income Stock            High-Yield Opportunities     Cornerstone Strategy

    International                    Income             Growth and Tax Strategy

Science & Technology         Intermediate-Term Bond         Growth Strategy

   Small Cap Stock              Short-Term Bond             Income Strategy

     World Growth           ------------------------
                                 TAX-EXEMPT BOND
                            ------------------------
                                    Long-Term

                                Intermediate-Term

                                   Short-Term

                                State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

*CLOSED TO NEW INVESTORS.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION

               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]                                  "AS AN INVESTOR MYSELF, I KNOW
                                        HOW OVERWHELMING IT CAN BE TO
                                        MAKE SMART INVESTMENT DECISIONS
                                        IN VOLATILE MARKET CONDITIONS."

--------------------------------------------------------------------------------

               Since our last annual report, one thing has become very clear: We are facing one of the most challenging investment climates in several years. The slowing effects of 1999's higher interest rate environment on our economy, the swift, steep fall of technology stocks, and the evaporation of corporate earnings in several sectors have undoubtedly received a great deal of attention from media, investment companies, and economists alike--maybe a bit too much attention.

               As an investor myself, I know how overwhelming it can be to make smart investment decisions in volatile market conditions. It's a challenge for all investors--whether they invest in equity funds, fixed-income vehicles, or a combination of both. USAA Investments approaches this challenge the same way you and other investors do. Here are a few of the steps we take to deal with down markets.

 ...CONTINUED
--------------------------------------------------------------------------------

               WE LOOK FOR OPPORTUNITIES. We seek opportunities in EVERY market situation. For example, we look for companies with strong business fundamentals to invest in--companies that are best positioned to thrive when the economy improves--and take advantage of the low stock prices available in down markets.

               WE DIVERSIFY. We diversify our stock portfolios by investing in a wide range of sectors (basic materials, health care, technology, energy, consumer staples, etc.), and we diversify our overall investment portfolio by investing in both fixed-income and equity investments.

               WE MEASURE OUR PERFORMANCE. We believe it's important to provide strong performance to our members in ALL market conditions. One way we gauge our performance is through rankings of our funds by established financial benchmarking services. We are ranked by reputable financial information companies such as Morningstar, Inc., known for its Overall Morningstar Rating(TM) of mutual funds, and Lipper Analytical Services, a Reuters company that
               tracks  the   performance   of  more  than  47,000  mutual  funds
               worldwide.

               WE RELY ON INVESTMENT PROFESSIONALS. We depend on a team of highly qualified portfolio managers and securities analysts to research the markets and make sound buying and selling decisions, whether it's for an equity fund, fixed-income vehicle, money market instrument, or asset allocation fund.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT

               WE STAY FOCUSED ON OUR GOALS. We advise our investors that TIME IN the market is more effective than TIMING the market. What that really means is sticking to the goals you've set in your investment plan. Our goal is to offer competitive mutual fund products and services to shareholders who seek the long-term rewards of investing. This goal guides all of our actions.

               WE MAINTAIN A POSITIVE OUTLOOK. We keep current economic and market conditions in perspective and look for indications of positive changes ahead. For example, at this writing, the Federal Reserve Board (the Fed) had made five interest rate reductions of 0.5% each since the beginning of 2001. While we may still see the effects of the previous year's tightening cycle now, these reductions are designed to stimulate the economy and, as a result, may help bolster corporate profits and the financial markets.

               We at USAA Investments are committed to helping you determine, plan, and potentially reach your investment goals. As always, I appreciate the opportunity to serve you, and I thank you for your trust and continued business.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               PRESIDENT AND VICE CHAIRMAN OF THE BOARD


               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA INCOME STRATEGY FUND


OBJECTIVE
--------------------------------------------------------------------------------

               High current return, with reduced risk over time, through an asset allocation strategy that emphasizes income and gives secondary emphasis to long-term growth of capital.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in bonds, and to a lesser extent, stocks and money market instruments.

--------------------------------------------------------------------------------
                                            5/31/01              5/31/00
--------------------------------------------------------------------------------
  Net Assets                             $63.7 Million        $62.1 Million
  Net Asset Value Per Share                 $11.84               $11.93


--------------------------------------------------------------------------------
Average Annual Total Returns and 30-Day SEC Yield* as of 5/31/01
--------------------------------------------------------------------------------
  1 YEAR         5 YEARS      SINCE INCEPTION ON 9/1/95       30-DAY SEC YIELD
   5.53%         8.83%                  8.23%                       4.28%


               * CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW



                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund, the Lehman Brothers Aggregate Bond Index, and the Lipper General Bond Funds Average for the period of 9/1/95 through 5/31/01. The data points from the graph are as follows:

                 USAA INCOME          LEHMAN          LIPPER
                STRATEGY FUND         INDEX           AVERAGE
                -------------        -------          -------
09/01/95          $10,000            $10,000          $10,000
11/30/95           10,711             10,382           10,398
05/31/96           10,323             10,262           10,475
11/30/96           11,546             11,012           11,264
05/31/97           11,725             11,115           11,492
11/30/97           12,851             11,844           12,185
05/31/98           13,686             12,328           12,649
11/30/98           14,253             12,963           12,983
05/31/99           14,366             12,865           13,018
11/30/99           14,668             12,958           13,065
05/31/00           14,936             13,136           13,143
11/30/00           15,485             14,132           13,794
05/31/01           15,761             14,859           14,499

DATA SINCE INCEPTION ON 9/1/95 THROUGH 5/31/01.


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund to the Lehman Brothers Aggregate Bond Index and the Lipper General Bond Funds Average. The Lehman Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Average is the average performance level of all general bond funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of Portfolio
Managers appears here.]                From left to right: Pamela Bledsoe Noble,
                                       CFA (Money Market Instruments);

                                       Didi Weinblatt, CFA (Allocation Manager
                                       and Bonds); and

                                       William Van Arnum, CFA (Stocks).


--------------------------------------------------------------------------------

WHAT ARE THE GOALS OF THE USAA INCOME STRATEGY FUND?

               The USAA Income Strategy Fund's principal strategy is to diversify its portfolio among different asset classes. Your Fund's assets are invested primarily in bonds but also, to a lesser extent, in stocks and money market instruments within preset target ranges. Bonds provide the potential for income, while stocks provide the potential for long-term capital growth. Money market instruments are used to provide liquidity for withdrawals or to provide a temporary investment until stock or bond purchases are made. Commercial paper or U.S. government agency discount notes are the most common investments used for these purposes.

               This mix of stocks, bonds, and money market instruments provides you with the benefits of diversification in one fund. In periods when interest rates are rising and bond prices are falling, rising stock prices can help offset falling bond prices. At other times, rising bond prices can offset falling stock prices.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


HOW DID THE FUND PERFORM?

               Rising bond prices helped to dampen the effect of falling stock prices. For the one-year period ending May 31, 2001, your Fund posted a 5.53% return. This compares to a 9.06% average return for the Lipper General Bond Funds Average, a 13.12% return for the Lehman Brothers Aggregate Bond Index, and negative returns on many stock funds and indices. Your Fund ranked 31 out of 39 and 2 out of 18 funds in the Lipper General Bond Fund category for the one- and five-year periods, respectively. Lipper rankings are based on total returns.

               In regard to equities, returns were disappointing for the period. Over the past year, stocks in your Fund underperformed the S&P 500 Index, primarily because the Fund's emphasis is on higher-risk growth stocks, while the S&P 500 Index is oriented toward growth and value. The best-performing sectors were basic materials, utilities, and transportation, while the worst-performing sectors were technology, communication services, and financials. Companies that contributed positively to performance varied across industries and included Microsoft, Sealed Air, Best Buy, Dell Computer, and Clear Channel Communications. Companies that hurt performance included JDS Uniphase, Cisco Systems, Intel, Applied Micro Circuits, Lucent Technologies, Oracle, and Charles Schwab Corporation.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 8 FOR THE LIPPER AVERAGE AND LEHMAN BROTHERS INDEX DEFINITIONS.

               THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 21-26.

 ...CONTINUED
--------------------------------------------------------------------------------


WHAT WERE YOUR STRATEGIES FOR ASSET ALLOCATION DURING THE PERIOD?

               The allocation to equities can range from 15% to 25% of your Fund. We began the period with close to the maximum equity allocation. As equity prices dropped, we reduced the allocation to the lower end of the allowable range. Currently, because of better prospects for the equity markets, we are again increasing our allocation to equities. The Fund's asset allocation as of the end of the period is shown on page 18.


WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THIS PERIOD?

BONDS
--------------------------------------------------------------------------------

               The period began at the end of a Federal Reserve Board (Fed) tightening cycle in which the Fed had raised interest rates 1.75% in six moves between June 1999 and May 2000. By the end of last year, the economy began to show the slowing effects of these tighter credit conditions. By the turn of the year, a faltering economy prompted the Fed to begin one of the most aggressive easing cycles in history. As of this writing, the Fed had eased interest rates 2.5% in five moves of 0.5% each. And more is expected.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund



               YIELD CURVE

               The chart below shows the Treasury yield curve--the plot of yields versus maturity for Treasury bills, notes, and bonds--for May 31, 2000, January 2, 2001 (the day before the Fed began its easing cycle), and May 31, 2001. Fed policy has the most effect on short-term yields, while the market determines long-term rates. Normally, the yield curve slopes upward, and yields rise with maturity. But in May 2000 the Fed was raising short-term rates. The yield curve was "inverted," with short-term rates higher than long-term rates. By January 2001, the market began to anticipate Fed easing. Although the curve was upward-sloping beyond five years, short-term rates were still inverted. By May 2001, the curve had regained its "normal" upward-sloping shape.



                             HISTORICAL YIELD CURVE
                             ----------------------

A line graph is shown here illustrating the Treasury yield curve-the plot of yields versus maturity for Treasury bills, notes, and bonds, for 5/31/00, 1/2/01, and 5/31/01. The vertical axis shows the yield expressed in percentage points and the horizontal axis shows the maturity, expressed in increments of three months to thirty years. The data points from the graph are as follows:


                 5/31/2000      1/02/2001       5/31/2001
                 ---------      ---------       ---------
3 Month            5.62%          5.83%           3.61%
6 Month            6.34%          5.57%           3.57%
1 Year             6.17%          5.25%           3.57%
2 Year             6.68%          4.86%           4.20%
5 Year             6.53%          4.75%           4.94%
10 Year            6.29%          4.92%           5.40%
30 Year            6.02%          5.35%           5.77%

 ...CONTINUED
--------------------------------------------------------------------------------

               During such periods of severe curve reshaping, a large component of return is determined by the position of the Fund's portfolio along the yield curve. Since the beginning of the Fed easing cycle, long-term rates have risen and short-term rates have fallen. Because bond prices move inversely with yields, short-term securities have outperformed long-term securities since January.


               YIELD SPREADS

               The yield spread between corporate bonds and Treasury bonds of similar maturity is an important indicator of investor sentiment toward corporate bonds. A wide spread suggests that investors have less confidence in corporate bonds and need extra incentives to purchase them. During the first half of the period, the yield spreads of corporate bonds were relatively high, making corporate bonds a good value. As it became apparent that the Fed would ease credit conditions enough to boost the flagging economy, corporate spreads narrowed. As a result, corporate bonds have outperformed Treasury and mortgage-backed bonds since the Fed began easing in January 2001.


STOCKS
--------------------------------------------------------------------------------

               In  addition  to  a  slowing  economy,  two  very  strong  market rotations occurred during the period that affected equities. First, the deterioration of long-popular technology stock fundamentals, along with a significant contraction in their price/earnings ratios (multiples), resulted in very poor performance in the technology sector. Second, the growth investment style, also popular for many years, finally gave way to a less aggressive value style. The difficult market situation during the period fed on itself, driving investors out of the market and compressing multiples down further.

14

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund



WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?


BONDS
--------------------------------------------------------------------------------

               While the Fed was still tightening credit, we kept our overweight position in U.S. agency mortgage-backed securities. But as we approached the easing cycle and a period of falling interest rates, mortgage-backed securities begin to suffer from what is known as PREPAYMENT RISK, which is the risk that the mortgagor (borrower) refinances the mortgage and thereby exercises the option of paying it off. In a falling rate environment, the mortgage holder is then forced to reinvest the proceeds at the available (lower) rates. At the same time, corporate spreads were relatively wide, so we reduced our position in mortgage-backed securities and added to our position in intermediate-maturity corporate bonds. We also added a position in Treasury inflation-protected securities (TIPS) to help protect the portfolio from any inflation that might occur when the economy begins to recover.


STOCKS
--------------------------------------------------------------------------------

               The strategy for the equity portion of the Fund is simple: We try to buy superior companies with strong business franchises and good growth opportunities over extended periods of time, with the intention of owning them for a minimum of three years to five years. We search for outstanding companies before considering economic trends, which means we aim to invest in COMPANIES, not in the stock market. We believe in the value of research--doing the homework and getting to know a company thoroughly. We attempt to control risk and limit downside by investing in businesses for which we expect a

 ...CONTINUED
--------------------------------------------------------------------------------

               positive change or catalyst to develop that will help surface the company's value or attract investor attention.

               We purchase a company only if it is selling at a discount to our estimate of its intrinsic business valuation. We will continue to own a company as long as fundamentals are intact. If a company's stock price falls and its fundamentals are still intact, we will buy more shares, because the odds of market appreciation will have increased. We sell when our original expectations fail to materialize or the price of the stock is selling at a significant premium to our estimate of its net asset value.

               During the period we elected to reduce the number of stocks in the portfolio and concentrate the investments in companies that have the most potential to create shareholder value over time. We felt it was prudent to concentrate investments in companies that meet our strict quality criteria rather than dilute potential returns by investing in less desirable companies. As a result, the number of names in the portfolio was reduced from more than 150 companies to 85 at the end of the period.

               In addition to this reduction, we shifted a larger portion of the portfolio into higher growth companies. Early in 2001, more funds were allocated toward higher growth sectors such as technology, health care, and financial services. The long-term earnings growth rate expected for the average company in the Fund is now 23%, compared to a rate closer to 5% for the companies in the S&P 500 Index. The higher growth rate means a higher price earnings multiple for the Fund, but we feel the associated risk is significantly lessened by the quality of the earnings stream in which we are investing.

16

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund



WHAT IS THE OUTLOOK?

               The economy is still feeling the slowing effects of the Fed's tightening that ended a year ago. The effects of Fed interest rate cuts are felt gradually over a six- to 12-month period, which means that they are only now beginning to permeate the economy. This monetary stimulus, together with the fiscal stimulus of $1.35 trillion of tax cuts, could set the stage for the continuation of the longest economic expansion in history.

               While the Fed is a powerful force in both the economy and the financial markets, there are other factors as well. Companies are not standing still--in fact, they are aggressively cutting costs and reducing excess inventories to maintain or improve their fundamentals.

               Because consumer spending is two-thirds of the nation's output, consumer sentiment is also an important indicator of economic well-being. As of this writing, consumer sentiment appears to be stabilizing. It appears that while the U.S. economy may be able to avoid an outright recession, it still faces a period of slower economic growth.

               We expect continued uncertainty and no clear visibility for the economy in the short term. However, it is important to keep one fact in mind--the Fed is easing. The timing is difficult

 ...CONTINUED
--------------------------------------------------------------------------------

               to predict, but fundamentals and operations should improve. When they do, and more than likely before they do, stock market returns should improve. If one can ride out the short-term market volatility that comes from economic uncertainty, shareholders could potentially be rewarded in the long term by investing in quality growth companies.

               Speaking for our team of portfolio managers, traders, and analysts, it's a privilege to be given the opportunity to serve you. Thank you for your confidence and support.

18

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


   ------------------------------------
           TOP 5 EQUITY HOLDINGS
             (% of Net Assets)
   ------------------------------------

   General Electric Co.            1.5%

   Microsoft Corp.                 0.9%

   AOL Time Warner, Inc.           0.7%

   Wal-Mart Stores, Inc.           0.7%

   Comcast Corp.                   0.6%

   ------------------------------------





                                ASSET ALLOCATION
                                    5/31/01

A pie chart is shown here depicting the Asset Allocation as of May 31, 2001 of the USAA Income Strategy Fund to be:

U.S. Government & Agency Issues - 44.8%; Bonds - 31.5%; Stocks - 21.0%; and Money Market Instruments - 3.0%.


     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.





     YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 21-26.

DISTRIBUTIONS
--------------------------------------------------------------------------------
                                to SHAREHOLDERS



USAA INCOME STRATEGY FUND


               The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2001. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2002.



                       --------------------------------------
                       Ordinary income*              $ .56000

                       Long-term capital gains         .17476
                                                     --------
                       Total                         $ .73476
                                                     ========
                       --------------------------------------



               4.18% of ordinary income distributions qualifies for deduction by corporations.


               Total equalization debit used this year was $279,000.





               * INCLUDES  DISTRIBUTION  OF SHORT-TERM  CAPITAL  GAINS,  IF ANY,
                 WHICH ARE TAXABLE AS ORDINARY INCOME.

20

INDEPENDENT
--------------------------------------------------------------------------------
                                AUDITORS' Report


KPMG

THE SHAREHOLDERS AND BOARD OF TRUSTEES

               USAA INCOME STRATEGY FUND


               We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Strategy Fund, a series of the USAA Investment Trust, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Strategy Fund as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            KPMG LLP

               San Antonio, Texas
               July 3, 2001

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS

USAA INCOME STRATEGY Fund

May 31, 2001

PRINCIPAL                                                                 MARKET
   AMOUNT                                            COUPON                VALUE
    (000)   SECURITY                                   RATE   MATURITY     (000)
--------------------------------------------------------------------------------
            DEBT INSTRUMENTS (76.3%)
            U.S. GOVERNMENT & AGENCY ISSUES (44.8%)
  $   932   Government National Mortgage Assn.        7.00%   3/15/2026  $   945
      429   Government National Mortgage Assn.        6.00    9/15/2028      417
    8,583   Government National Mortgage Assn.        6.00    1/15/2029    8,338
    1,954   Government National Mortgage Assn.        6.00    1/15/2029    1,898
    6,331   Government National Mortgage Assn.        6.00    1/15/2029    6,151
    3,520   Government National Mortgage Assn.        7.00    6/15/2029    3,567
    4,585   U.S. Treasury Bonds                       5.25   11/15/2028    4,173
    1,928   U.S. Treasury Inflation Indexed Notes     3.88    1/15/2009    2,015
    1,012   U.S. Treasury Inflation Indexed Notes     3.50    1/15/2011    1,032
--------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $28,671)         28,536
--------------------------------------------------------------------------------
            CORPORATE BONDS (31.5%)
    1,000   Calpine Canada Energy Finance             8.50    5/01/2008    1,005
      500   Central Power & Light Co.                 6.63    7/01/2005      502
      500   Citicorp                                  6.38    1/15/2006      506
    1,000   Citigroup, Inc.                           6.50    1/18/2011      993
    1,400   Exxon Mobil Corp.                         6.15    7/02/2008    1,445
    1,000   General Electric Capital Corp.,
              Medium-Term Note                        7.25    5/03/2004    1,057
    1,000   Hertz Corporation                         7.40    3/01/2011    1,020
      175   Household Finance Corp.                   6.88    3/01/2007      179
      500   Hydro-Quebec                              6.98    2/28/2005      521
    1,000   Mirage Resorts, Inc.                      7.25   10/15/2006      991
    1,000   Nationwide Health                         6.90   10/01/2037      942
    3,000   Osprey Trust, Osprey I, Inc., Senior
              Notes a                                 8.31    1/15/2003    3,093
      500   Pacific Bell                              5.88    2/15/2006      497
    1,000   Phillips Petroleum Co.                    8.75    5/25/2010    1,146
    1,000   Raytheon Company                          6.75    8/15/2007      984
      500   Sara Lee Corp.                            6.30   11/07/2005      503
    2,000   ServiceMaster Co., Notes                  8.45    4/15/2005    1,999
    2,000   Washington Mutual, Inc.                   8.25    4/01/2010    2,159
      500   Waste Management, Inc.                    7.00   10/15/2006      497
--------------------------------------------------------------------------------
            Total corporate bonds (cost: $19,370)                         20,039
--------------------------------------------------------------------------------
            Total debt instruments (cost: $48,041)                        48,575
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INCOME STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            STOCKS (21.0%)
            ADVERTISING/MARKETING (0.1%)
      800   Omnicom Group, Inc.                                         $     75
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE (0.2%)
    1,700   General Dynamics Corp.                                           132
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (0.3%)
    3,300   Northern Trust Corp.                                             218
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.2%)
    2,300   Anheuser-Busch Companies, Inc.                                   101
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (0.2%)
    1,500   Coca-Cola Co.                                                     71
    1,300   PepsiCo, Inc.                                                     58
--------------------------------------------------------------------------------
                                                                             129
--------------------------------------------------------------------------------
            BIOTECHNOLOGY (0.4%)
    1,100   Amgen, Inc.*                                                      73
    1,200   Genentech, Inc.*                                                  60
      500   Human Genome Sciences, Inc.*                                      33
    1,200   IDEC Pharmaceuticals Corp.*                                       74
    1,200   Millennium Pharmaceuticals, Inc.*                                 46
--------------------------------------------------------------------------------
                                                                             286
--------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (1.2%)
    5,400   Clear Channel Communications, Inc.*                              329
   10,000   Comcast Corp.*                                                   410
--------------------------------------------------------------------------------
                                                                             739
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (0.6%)
      300   Comverse Technology, Inc.*                                        17
    8,900   JDS Uniphase Corp.*                                              149
    3,500   QUALCOMM, Inc.*                                                  213
--------------------------------------------------------------------------------
                                                                             379
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA INCOME STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (1.1%)
   13,000   Dell Computer Corp.*                                        $    317
    5,400   Hewlett-Packard Co.                                              158
      800   IBM Corp.                                                         90
   12,500   Palm, Inc.*                                                       70
    3,300   Sun Microsystems, Inc.*                                           54
--------------------------------------------------------------------------------
                                                                             689
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (0.5%)
      900   Brocade Communications Systems, Inc.*                             35
    6,500   Cisco Systems, Inc.*                                             125
    3,100   Juniper Networks, Inc.*                                          132
--------------------------------------------------------------------------------
                                                                             292
--------------------------------------------------------------------------------
            COMPUTER - PERIPHERALS (0.1%)
    1,300   EMC Corp.*                                                        41
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (1.6%)
      400   Adobe Systems, Inc.                                               16
    2,200   BEA Systems, Inc.*                                                79
    1,500   Electronic Arts, Inc.*                                            88
      700   i2 Technologies, Inc.*                                            14
      400   Mercury Interactive Corp.*                                        24
    8,100   Microsoft Corp.*                                                 560
    7,300   Oracle Corp.*                                                    112
    1,100   Siebel Systems, Inc.*                                             50
    1,500   Veritas Software Corp.*                                           99
--------------------------------------------------------------------------------
                                                                           1,042
--------------------------------------------------------------------------------
            CONSTRUCTION - CEMENT & AGGREGATES (0.3%)
    3,000   Vulcan Materials Co.                                             162
--------------------------------------------------------------------------------
            CONSUMER JEWELRY AND NOVELTIES - MISCELLANEOUS (0.2%)
    3,200   Tiffany & Co.                                                    111
--------------------------------------------------------------------------------
            DRUGS (1.5%)
    3,700   Eli Lilly & Co.                                                  313
    3,700   Merck & Co., Inc.                                                270
    8,900   Pfizer, Inc.                                                     382
--------------------------------------------------------------------------------
                                                                             965
--------------------------------------------------------------------------------

24

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INCOME STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ELECTRIC UTILITIES (0.2%)
    2,400   Calpine Corp.*                                              $    118
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (1.6%)
   19,800   General Electric Co.                                             970
    1,100   Honeywell International, Inc.                                     53
--------------------------------------------------------------------------------
                                                                           1,023
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (1.2%)
    1,500   Analog Devices, Inc.*                                             67
    4,900   Applied Micro Circuits Corp.*                                     88
   12,800   Intel Corp.                                                      346
    1,300   Linear Technology Corp.                                           62
    5,500   Texas Instruments, Inc.                                          188
--------------------------------------------------------------------------------
                                                                             751
--------------------------------------------------------------------------------
            ENTERTAINMENT (0.7%)
    8,200   AOL Time Warner, Inc.*                                           428
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (0.2%)
    1,900   Applied Materials, Inc.*                                          95
    1,100   Teradyne, Inc.*                                                   44
--------------------------------------------------------------------------------
                                                                             139
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (0.8%)
    4,300   Freddie Mac                                                      285
    3,600   Morgan Stanley Dean Witter & Co.                                 234
--------------------------------------------------------------------------------
                                                                             519
--------------------------------------------------------------------------------
            FOODS (0.3%)
    4,200   Wrigley, Wm. Jr. Co.                                             202
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (1.5%)
    2,500   Allergan, Inc.                                                   224
    5,600   American Home Products Corp.                                     354
    4,700   Bristol-Myers Squibb Co.                                         255
    1,400   Johnson & Johnson, Inc.                                          136
--------------------------------------------------------------------------------
                                                                             969
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA INCOME STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            HEALTH CARE - SPECIALIZED SERVICES (0.2%)
    3,100   ALZA Corp.*                                                 $    146
--------------------------------------------------------------------------------
            HOSPITALS (0.1%)
    1,600   HCA-The Healthcare Co.                                            65
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (0.5%)
    5,400   Colgate-Palmolive Co.                                            306
--------------------------------------------------------------------------------
            INSURANCE BROKERS (0.3%)
    2,100   Marsh & McLennan Cos., Inc.                                      220
--------------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (0.4%)
    2,800   American International Group, Inc.                               227
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (0.5%)
        5   Berkshire Hathaway, Inc.*                                        344
--------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (0.2%)
    8,100   Charles Schwab Corp.                                             152
--------------------------------------------------------------------------------
            LODGING/HOTEL (0.1%)
    2,000   Starwood Hotels & Resorts Worldwide, Inc.                         76
--------------------------------------------------------------------------------
            MANUFACTURING - SPECIALIZED (0.4%)
    6,900   Sealed Air Corp.*                                                286
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (0.3%)
    1,600   Baxter International, Inc.                                        79
    1,900   Medtronic, Inc.                                                   82
--------------------------------------------------------------------------------
                                                                             161
--------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (0.2%)
    2,200   Dynegy Inc.                                                      109
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (0.2%)
    1,148   Exxon Mobil Corp.                                                102
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.1%)
    1,200   Baker Hughes, Inc.                                                47
      500   Transocean Sedco Forex, Inc.                                      27
--------------------------------------------------------------------------------
                                                                              74
--------------------------------------------------------------------------------

26

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INCOME STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.1%)
    1,200   Anadarko Petroleum Corp.                                    $     75
--------------------------------------------------------------------------------
            PERSONAL CARE (0.1%)
    1,700   Gillette Co.                                                      49
--------------------------------------------------------------------------------
            RETAIL - COMPUTERS & ELECTRONICS (0.2%)
    2,600   Best Buy Co., Inc.*                                              138
--------------------------------------------------------------------------------
            RETAIL - DRUGS (0.2%)
    2,400   Walgreen Co.                                                      96
--------------------------------------------------------------------------------
            RETAIL - FOOD (0.2%)
    3,000   Safeway, Inc.*                                                   152
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (0.8%)
    2,100   Target Corp.                                                      80
    8,100   Wal-Mart Stores, Inc.                                            419
--------------------------------------------------------------------------------
                                                                             499
--------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (0.1%)
    2,200   Gemstar-TV Guide International, Inc.*                             80
--------------------------------------------------------------------------------
            SERVICES - DATA PROCESSING (0.2%)
    2,100   Automatic Data Processing, Inc.                                  113
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (0.1%)
    6,100   Level 3 Communications, Inc.*                                     68
--------------------------------------------------------------------------------
            TELEPHONES (0.5%)
    7,900   SBC Communications, Inc.                                         340
--------------------------------------------------------------------------------
            Total stocks (cost: $13,069)                                  13,388
--------------------------------------------------------------------------------

PRINCIPAL
   AMOUNT
    (000)
-----------
            MONEY MARKET INSTRUMENT (3.0%)
  $ 1,894   UBS Finance, Inc., Commercial Paper,
              4.18%, 6/01/2001  (cost: $1,894)                             1,894
--------------------------------------------------------------------------------
            Total investments (cost: $63,004)                           $ 63,857
================================================================================

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS

USAA INCOME STRATEGY Fund

May 31, 2001



GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees.

           *  Non-income-producing security.





             SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)

USAA INCOME STRATEGY Fund

May 31, 2001



ASSETS
   Investments in securities, at market value (identified cost of $63,004)    $ 63,857
   Cash                                                                             72
   Receivables:
      Capital shares sold                                                            2
      Dividends and interest                                                       502
      Securities sold                                                              174
                                                                              --------
         Total assets                                                           64,607
                                                                              --------

LIABILITIES
   Securities purchased                                                            817
   Capital shares redeemed                                                          31
   USAA Investment Management Company                                               27
   USAA Transfer Agency Company                                                     12
   Accounts payable and accrued expenses                                            26
                                                                              --------
         Total liabilities                                                         913
                                                                              --------
            Net assets applicable to capital shares outstanding               $ 63,694
                                                                              ========

REPRESENTED BY:
   Paid-in capital                                                            $ 62,674
   Accumulated undistributed net investment income                                 476
   Accumulated net realized loss on investments                                   (309)
   Net unrealized appreciation of investments                                      853
                                                                              --------
            Net assets applicable to capital shares outstanding               $ 63,694
                                                                              ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                               5,380
                                                                              ========
   Net asset value, redemption price, and offering price per share            $  11.84
                                                                              ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA INCOME STRATEGY Fund

Year ended May 31, 2001



NET INVESTMENT INCOME
   Income:
      Dividends                                                         $   116
      Interest                                                            3,379
                                                                        -------
         Total income                                                     3,495
                                                                        -------
   Expenses:
      Management fees                                                       312
      Transfer agent's fees                                                 162
      Custodian's fees                                                       70
      Postage                                                                27
      Shareholder reporting fees                                             13
      Trustees' fees                                                          5
      Registration fees                                                      25
      Professional fees                                                      21
      Other                                                                   2
                                                                        -------
         Total expenses                                                     637
      Expenses paid indirectly                                               (1)
                                                                        -------
         Net expenses                                                       636
                                                                        -------
            Net investment income                                         2,859
                                                                        -------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain                                                     553
      Change in net unrealized appreciation/depreciation                      -
                                                                        -------
         Net realized and unrealized gain                                   553
                                                                        -------
Increase in net assets resulting from operations                        $ 3,412
                                                                        =======


    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA INCOME STRATEGY Fund

Years ended May 31,



                                                           2001         2000
                                                        ----------------------
FROM OPERATIONS
   Net investment income                                $  2,859      $  2,933
   Net realized gain on investments                          553           491
   Change in net unrealized appreciation/depreciation
      of investments                                           -          (821)
                                                        ----------------------
      Increase in net assets resulting
         from operations                                   3,412         2,603
                                                        ----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (2,907)       (2,911)
                                                        ----------------------
   Net realized gains                                       (909)       (1,165)
                                                        ----------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                              13,379        19,311
   Reinvested dividends                                    3,411         3,621
   Cost of shares redeemed                               (14,815)      (29,925)
                                                        ----------------------
      Increase (decrease) in net assets from
         capital share transactions                        1,975        (6,993)
                                                        ----------------------
   Net increase (decrease) in net assets                   1,571        (8,466)

NET ASSETS
   Beginning of period                                    62,123        70,589
                                                        ----------------------
   End of period                                        $ 63,694      $ 62,123
                                                        ======================
Accumulated undistributed net investment income:
   End of period                                        $    476      $    527
                                                        ======================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                             1,121         1,615
   Shares issued for dividends reinvested                    287           303
   Shares redeemed                                        (1,237)       (2,510)
                                                        ----------------------
      Increase (decrease) in shares outstanding              171          (592)
                                                        ======================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements

USAA INCOME STRATEGY Fund

May 31, 2001


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Income Strategy Fund (the
          Fund). The Fund's investment objective is to seek high current return, with reduced risk over time, through an asset allocation strategy that emphasizes income and gives secondary emphasis to long-term growth of capital.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STRATEGY Fund

May 31, 2001


              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund elected to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended May 31, 2001, reduced accumulated undistributed net investment income and increased accumulated net realized loss. As a result of this permanent

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STRATEGY Fund

May 31, 2001


              difference    between    book    and   tax    basis    accounting,
              reclassifications were made to the statement of assets and liabilities to increase paid-in capital by $279,000, decrease accumulated undistributed net investment income by $3,000, and increase accumulated net realized loss on investments by $276,000.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended May 31, 2001, custodian fee offset arrangements reduced expenses by $1,000.

          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STRATEGY Fund

May 31, 2001



(2)  LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Before January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended May 31, 2001.



(3)  DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STRATEGY Fund

May 31, 2001



(4)  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2001, were $33,523,000 and $33,875,000, respectively.

          The cost of securities at May 31, 2001, for federal income tax purposes, was $63,314,000. Gross unrealized appreciation and depreciation of investments at May 31, 2001, for tax purposes, were $2,471,000 and $1,928,000, respectively.



(5)  TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.50% of its annual average net assets.

          B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

          C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

36

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STRATEGY Fund

May 31, 2001



(6)  TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.



(7)  NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities, a practice that the Fund has been following since inception. The guide also requires the Fund to classify as interest income any paydown gains or losses realized on mortgage-backed securities. This requirement will not affect the Fund's net asset value but will change the classification of certain amounts in the statement of operations.

          In addition, the Fund will record an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $2,000 to reflect the cumulative effect of this change up to the date of adoption of June 1, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STRATEGY Fund

May 31, 2001



(8)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                Year Ended May 31,
                              ----------------------------------------------------
                                 2001       2000       1999       1998       1997
                              ----------------------------------------------------

Net asset value at
   beginning of period        $  11.93   $  12.17   $  12.11   $  10.84   $  10.06
Net investment income              .55        .53        .44        .46        .50
Net realized and
   unrealized gain (loss)          .09       (.06)       .16       1.31        .83
Distributions from net
   investment income              (.56)      (.51)      (.44)      (.46)      (.50)
Distributions of realized
   capital gains                  (.17)      (.20)      (.10)      (.04)      (.05)
                              -----------------------------------------------------
Net asset value at
   end of period              $  11.84   $  11.93   $  12.17   $  12.11   $  10.84
                              ====================================================
Total return (%) *                5.53       3.96       4.97      16.72      13.59
Net assets at
   end of period (000)        $ 63,694   $ 62,123   $ 70,589   $ 39,161   $ 13,878
Ratio of expenses to
   average net assets (%)         1.02a      1.01        .97       1.00       1.00
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)              N/A        N/A        N/A       1.21       1.51
Ratio of net investment
   income to average
   net assets (%)                 4.58       4.32       3.83       4.35       4.80
Portfolio turnover (%)           54.91      61.08     117.12       7.15      64.71


 * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a)Reflects total expenses prior to any custodian fee offset arrangement.

38

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                    TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday 8:30 a.m. to 5 p.m.
                                Sunday 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM



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


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